UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K
________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 7, 2013

Ruby Tuesday, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue
Maryville, Tennessee 37801
(Address of Principal Executive Offices)

(865) 379-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions  (See General Instructions A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At the 2013 Annual Meeting of Shareholders (“Annual Meeting”) of Ruby Tuesday, Inc., a Georgia corporation (the “Company”), held on Wednesday, October 9, 2013, stockholders approved the amendments to and restatement of the Ruby Tuesday, Inc. Stock Incentive Plan (the “SIP”), including the authorization of grants of awards to non-employee directors of the Company and its affiliates.  Also on October 9, 2013, the Board of Directors of the Company (the “Board”) approved a restatement of the SIP in substantially the same form as that approved by the stockholders in order to incorporate the SIP and amendments adopted on August 26, 2013 into a single plan document to promote administrative ease.

For a description of the terms and conditions of the SIP, as amended and restated, see “Proposal Three: Approval of an Amendment to the Stock Incentive Plan” in the proxy statement filed with the Securities and Exchange Commission on August 28, 2013 for the Company’s Annual Meeting (“the 2013 Proxy Statement”), which is incorporated herein by reference.

The foregoing does not purport to be a complete summary of the SIP and is qualified in its entirety by reference to the text of the SIP, which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Ruby Tuesday, Inc. Stock Incentive Plan

As disclosed above under Item 1.01, on October 9, 2013, the stockholders of the Company approved the amendments to and restatement of the SIP, and the Board approved a restatement of the SIP to consolidate the August 26, 2013 amendments into a single plan document to promote administrative ease.  As described more fully above and in the “Proposal Three: Approval of an Amendment to the Stock Incentive Plan” section of the 2013 Proxy Statement, the amendments approved by the stockholders on October 9, 2013 generally do not relate to awards to employees and do not alter the terms and conditions of SIP awards to employees.

The foregoing does not purport to be a complete summary of the SIP and is qualified in its entirety by reference to the text of the SIP, which is attached as Exhibit 10.1 and incorporated herein by reference.

Ruby Tuesday, Inc. Severance Pay Plan

The Company is the primary sponsor of the Ruby Tuesday, Inc. Severance Pay Plan (the “Severance Plan”) under an amended and restated indenture dated January 5, 2011 and most recently amended on January 9, 2013.  On October 7, 2013, the Company terminated the Severance Plan effective immediately.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company’s Annual Meeting of Shareholders was held on October 9, 2013 in Maryville, Tennessee. The following nominees were elected as directors by the votes indicated:

Name	For	Against	Abstain	Broker Non-Votes
James J. Buettgen	51,545,249	383,984	68,436	4,865,428
Matthew A. Drapkin	48,972,246	2,956,187	69,236	4,865,428
Bernard Lanigan, Jr.	51,175,262	752,572	69,835	4,865,428

The following proposals were also adopted at the Annual Meeting by the votes indicated:

Approved an advisory vote on Executive Compensation:
For:	28,171,566
Against:	22,594,554
Abstain:	1,231,549
Broker
Non-Vote:	4,865,428

Approved an amendment and restatement of the SIP authorizing grants of awards to non-employee directors of the Company and its affiliates:
For:	48,717,452
Against:	3,218,013
Abstain:	62,204
Broker
Non-Vote:	4,865,428

Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 3, 2014:
For:	56,318,322
Against:	467,085
Abstain:	77,690
Broker
Non-Vote:

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	Ruby Tuesday, Inc. Stock Incentive Plan (As amended and Restated), dated October 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc.
(Registrant)

By: /s/ Michael O. Moore
Michael O. Moore
Executive Vice President and
Chief Financial Officer
Date: October 9, 2013